UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

and 0‑11.

o approve the compensation of our named executive officers. For 5. Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. Year 1 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V04447-P8of common stock of STAAR SURGICAL COMPANY held of record by the undersigned at the close of business on April 19, 2022, at the Annual Meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverside

Your Vote Counts! STAAR SURGICAL COMPANY 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET STAAR SURGICAL COMPANY 25651 ATLANTIC OCEAN DRIVE LAKE FOREST, CA 92630 ATTN: CORPORATE SECRETARY V49359-P10789 You invested in STAAR SURGICAL COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2024. Get informed before you vote. View the Form 10-K and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 20, 2024 8:30 AM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/STAA2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors For Nominees: 01) Arthur C. Butcher 02) Stephen C. Farrell 03) Thomas G. Frinzi 04) Wei Jiang 05) Aimee S. Weisner 06) Elizabeth Yeu, MD 07) Lilian Zhou 2. Approval of an amendment to our Amended and Restated Omnibus Equity Incentive Plan to increase the number of shares reserved for issuance under the plan. For 3. Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 27, 2024. For 4. Non-binding advisory vote to approve the compensation of our named executive officers. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V49360-P10789